UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
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Roblox Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39763	20-0991664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Park Place, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 858-2569
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	RBLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 26, 2022, Roblox Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 379,117,553 shares of the Company’s Class A common stock and 51,337,302 shares of the Company’s Class B common stock, together representing 89.7% of the voting power of all issued and outstanding shares of common stock of the Company as of March 28, 2022, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2022.
1.The stockholders elected the two individuals listed below as directors to serve on the board of directors of the Company, each to serve until the 2025 annual meeting of stockholders or until her or his successor is duly elected and qualified or until her or his earlier death, resignation or removal. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Christopher Carvalho	1,231,664,833	60,606,227	113,592,533
Gina Mastantuono	1,267,408,054	24,863,006	113,592,533
2.The stockholders elected to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,201,243,512	90,617,223	410,325	113,592,533
3.The stockholders elected to approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation Company’s named executive officers. The voting results were as follows:

1-Year	2-Year	3-Year	Abstentions	Broker Non-Votes
1,290,711,839	209,710	1,150,186	199,325	113,592,533
4.The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,404,932,872	540,458	390,263	90

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROBLOX CORPORATION

Date: May 31, 2022	By:	/s/ Mark Reinstra
Mark Reinstra General Counsel and Secretary
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